EXHIBIT 99.2
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of January 1, 2006 between Numerex Corp. (the “Company”), a Pennsylvania corporation, and AirDesk, Inc. (“AirDesk” or the “Investor”).
Recitals:
     Pursuant to an Asset Transfer Agreement dated as of the date hereof (the “Asset Transfer Agreement”) entered into between Airdesk, LLC, a Georgia limited liability company and wholly-owned subsidiary of the Company, and AirDesk, the Company issued or will issue to AirDesk shares of the Company’s Class A Common Stock. In connection with the issuance of shares of the Company’s Class A Common Stock, the Company has agreed to provide certain registration rights to Investor as provided for herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. Definitions. As used in this Agreement:
          “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          “Registrable Securities” shall mean (a) any shares of Class A Common Stock issued to Investor by the Company pursuant to the Asset Transfer Agreement and (b) shares of Class A Common Stock, or other securities convertible into Class A Common Stock, received as a stock dividend or other distribution in respect to any of the foregoing. Registrable Securities shall cease to be treated as “Registrable Securities” for all purposes under this Agreement when or if (i) such securities shall have been acquired by the Company; (ii) all Registrable Securities have been sold or (iii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company.
          “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2. Registration Rights.
          2.1 Piggyback Registration Rights. If the Company proposes to register any of its Class A Common Stock under the Securities Act for an underwritten public offering for cash, the Company shall give each holder of Registrable Securities prompt written notice of its intent to do so. Upon the written request of any such holder given within 20 days after receipt of such notice, the Company will use its commercially reasonable efforts to cause to be included in such registration (and any related qualification under blue sky laws or other compliance) all of the Registrable Securities that such holder requests; provided, however, that the Company shall be obligated to register only shares of Class A Common Stock pursuant to this Agreement. The right of a holder to be included in a registration pursuant to this Section 2.1 (a “Participating Holder”) shall be conditioned on the Participating Holder’s participation in such underwriting and the inclusion of such Registrable Securities in the underwriting to the extent provided herein. Any Participating Holder proposing to distribute its Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the Company is advised in writing by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2.1 that the number of shares to be sold by persons other than the Company is greater than the number of such shares that can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares of Registrable Securities offered for the accounts of Participating Holders (based upon the number of shares held by such persons) to a number deemed satisfactory by such managing underwriter; and a managing underwriter shall have the right to exclude Registrable Securities entirely pursuant to the preceding clause.
     Notwithstanding anything to the contrary in this Agreement, Investor (including any transferee pursuant to Section 9 hereof) acknowledges and agrees that any registration rights granted by this Agreement shall be subordinate and inferior in priority to the obligations of the Company to Laurus Master Fund, Ltd. (“Laurus”) and shall not take effect unless and until the Company’s obligations to Laurus are satisfied in full.
          2.2 Registration Procedures. All expenses incurred in connection with the registration under Section 2 (including without limitation all registration, filing, qualification, blue sky, printer’s and accounting fees and the fees and disbursements of up to $30,000 of one counsel for the Participating Holders, but excluding underwriting commissions and discounts) shall be borne by the Company. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not a Participating Holder has elected to include securities in such registration. The Company shall not be obligated to effect registration or qualification under this Section 2 in any jurisdiction requiring it to qualify to do business (unless the Company is otherwise required to be so qualified) or to execute a general consent to service of process.
          2.3 Preparation of Registration Statement. In connection with registration under Section 2.1, if a Participating Holder is selling any securities under such registration or determines that it may be a controlling person under the Securities Act, the Company will allow such holder to participate in the preparation of the registration statement.

          2.4 Transfers Not Requiring Registration. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to file any registration statement pursuant to this Section 2 if in the opinion of counsel satisfactory to the Company and the holder of the Registrable Securities the proposed transfer may be effected without registration under the Securities Act and any certificate evidencing the shares to be transferred need not bear a restrictive legend.
     3. Indemnification.
          3.1 Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Participating Holder, the employees, officers, agents and directors of each Participating Holder, and any person, if any, who controls such Participating Holder within the meaning of the Securities Act or the Exchange Act against all claims, losses, damages and liabilities (or actions in respect thereof) insofar as such claims, losses, damages and liabilities (or actions in respect thereof) arise out of or based on any of the following statements, omissions, or violations (collectively a “Violation”) by the Company: (i) any untrue statement (or alleged untrue statement) of a material fact by the Company contained in any registration statement including such Registrable Securities (including any preliminary prospectus or final prospectus contained therein or any amendments or supplement thereto), (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Participating Holder, employee, officer, agent, director or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon written information furnished expressly for use in connection with such registration by such Participating Holder, employee, officer, agent, director, or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Participating Holder or any such employee, officer, agent, director, or controlling person and shall survive the transfer of such securities by such Participating Holder.
          3.2 Indemnification by Holders. To the extent permitted by law and in connection with any registration pursuant to Section 2.1 hereof, each Participating Holder will, if Registrable Securities held by such holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Participating Holder selling securities under such registration statement or any of such other Participating Holder’s employees, officers or directors, or any person who controls such Participating Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such employee, officer, director, controlling person, underwriter or other such Participating Holder, or director, employee, officer or controlling person of such other holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Participating Holder under an instrument duly executed by such holder and stated to be specifically for use in connection with such registration; and each such Participating Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Participating Holder, or employee, officer, director or controlling person of such other Participating Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Participating Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall the amounts payable in indemnity by a Participating Holder under this Section 3.2 in respect of a Violation exceed the aggregate proceeds received by such Holder in the registered offering out of which such Violation arises.
          3.3 Procedure for Indemnification. Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to assume the defense of any such claim or any litigation resulting, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
     4. Holdback Agreement. Each Participating Holder upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities shall enter into a lock-up agreement not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

     5. Cooperation of Holders of Registrable Securities. Each prospective seller of the shares of Registrable Securities registered or to be registered under any registration hereunder shall furnish to the Company such information and execute such documents regarding the shares held by such seller and the intended method of disposition thereof as the Company shall reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement to be taken by the Company.
     6. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by certified mail, postage prepaid; by an overnight delivery service, charges prepaid; or by confirmed telecopy; addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:
To the Company:
Numerex Corp.
1600 Parkwood Circle SE
Suite 200
Atlanta, Georgia 30339
Attention: Legal Counsel
To AirDesk:
AirDesk, Inc.
c/o Michael W. Lang
8534 Highgrove Street
Charlotte, NC 28277
or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when received by the party to whom it is addressed.
     7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     8. Counterparts. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together shall constitute one and the same agreement.

     9. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by each of the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that the rights of any transferee of Registrable Securities to cause the Company to register the securities held by such transferee and to otherwise obtain the benefits of this Agreement shall become effective only if (a) the Company is given written notice of the transfer of the Registrable Securities to such transferee, stating the name and address of the transferee, (b) upon request, the transferee furnishes the Company with a written opinion of counsel reasonably satisfactory to the Company confirming that registration of such transfer is not required under the Securities Act or applicable blue sky laws, and (c) the transferee agrees in writing to be bound by the provisions of this Agreement, whereupon such transferee shall be deemed an “Investor” for purposes of this Agreement.
     10. Choice of Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Georgia.
     11. Amendments and Waivers. Changes in or additions to any provision of this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and Investor.
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement effective as of the day, month and year first above written.

NUMEREX CORP.

Date: January 5, 2006	By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: Chairman and CEO

AIRDESK, INC.

Date: January 5, 2006	By:	/s/ Michael W. Lang

Name: Michael W. Lang
Title: President

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